Supplement Dated February 1, 2018 to Prospectuses Dated March 10, 2006

CG Corporate Insurance Variable Life Separate Account 02

The Corporate Flexible Premium Variable Life Insurance Policy

The Corporate Flexible Premium Variable Life Insurance Policy II

This Supplement should be retained with the March 10, 2006 Product Prospectuses for The Corporate Flexible Premium Variable Life Insurance Policy and The Corporate Flexible Premium Variable Life Insurance Policy II issued by Connecticut General Life Insurance Company.

Effective February 1, 2018, the Janus Henderson Global Research Portfolio (formerly the Janus Aspen Series Global Research Portfolio), having been closed to new money in August of 2005, will be re-opened to new funds and transfers in.

CVUL l and CVUL ll Product Prospectus Supplement (2/2018)